UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported): March 22, 2005


                                  Innovex, Inc.
                       -----------------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                       -----------------------------------
                 (State Or Other Jurisdiction Of Incorporation)


             000-13143                                   41-1223933
------------------------------------        ------------------------------------
       (Commission File Number)             (I.R.S. Employer Identification No.)

    5540 Pioneer Creek Drive
    Maple Plain, MN                                         55359
------------------------------------        ------------------------------------
(Address Of Principal Executive Offices)                  (Zip Code)



                                 (763) 479-5300
                       -----------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 |_| Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

 |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

 |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 though 7 are not applicable and therefore omitted.

ITEM 8.01    Other Events.

     On March 22, 2005, Innovex, Inc. (the "Company") issued a press release attached hereto as Exhibit 99.1 relating to the selected preliminary, unaudited results of operations for its quarter ending March 31, 2005. The preliminary results for the quarter are subject to the Company's management and independent auditors' customary quarterly review procedures. The Company intends to issue a press release reporting final results of operations for the quarter ending March 31, 2005 after the market close on April 18, 2005, with its conference call scheduled for 10:00 CDT on April 19, 2005.


ITEM 9.01    Financial Statements And Exhibits.

Exhibit No.        Description
-----------        -------------------------------------------------------------
99.1               Press release issued by Innovex, Inc. on March 22, 2005.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         INNOVEX, INC.

                                         By: /s/ Thomas Paulson
                                             -----------------------------------
                                             Thomas Paulson
                                             Senior Vice President and Chief
                                             Financial Officer

Date: March 22, 2005